                                                                     Exhibit T3F


                       Sections 310 through 318(a) of the Trust Indenture Act of
                          1939:


       Trust Indenture                                    Indenture
         Act Section                                       Section
         -----------                                       -------
      Section 310(a)(1)                                      5.09
            (a)(2)                                           5.09
            (a)(3)                                           5.14
            (a)(4)                                      Not Applicable
            (a)(5)                                      Not Applicable
             (b)                                          5.08, 5.10
             (c)                                        Not Applicable
        Section 311(a)                                       5.13
             (b)                                             5.13
             (c)                                        Not Applicable
        Section 312(a)                                  6.01, 6.02(a)
             (b)                                           6.02(b)
             (c)                                           6.02(c)
        Section 313(a)                                     6.03(a)
             (b)                                           6.03(a)
             (c)                                           6.03(a)
             (d)                                           6.03(b)
        Section 314(a)                                 10.26, 10.27(a)
            (b)(1)                                         11.02(a)
            (b)(2)                                         11.02(b)
            (c)(1)                                         14.04(a)
            (c)(2)                                         14.04(b)
            (c)(3)                                      Not Applicable
             (d)                                            11.04
             (e)                                            14.05
        Section 315(a)                                       5.01
             (b)                                             5.02
             (c)                                             5.01
             (d)                                           5.01, 5.03
             (e)                                             4.13
         Section 316
          (a)(1)(A)                                       4.02, 4.12
          (a)(1)(B)                                    4.02, 4.03, 4.12
            (a)(2)                                      Not Applicable
             (b)                                             4.08
             (c)                                           1.05(c)
      Section 317(a)(1)                                      4.04
            (a)(2)                                           4.05
             (b)                                         2.05, 10.03
        Section 318(a)                                      14.01